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                                                       Exhibit 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2000, relating to the financial statements which appears in Avant Immunotherapeutics, Inc. (f/k/a
T Cell Sciences, Inc.) Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2000